FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of December 23, 1998, by and among HIGHWOODS
PROPERTIES, INC., a Maryland corporation ("Highwoods Properties"), HIGHWOODS FINANCE, LLC, a Delaware limited liability company ("Highwoods Finance"), HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Highwoods Realty"), HIGHWOODS SERVICES, INC., a North Carolina corporation ("Highwoods Services"), each of the Guarantors set forth on the signature page hereto (collectively, the "Guarantors") and each of the lenders set forth on the signature page hereto (collectively, the "Lenders").

                              W I T N E S S E T H:


         WHEREAS, Highwoods Properties and the Lenders are parties to a certain Credit Agreement dated as of July 3, 1998 (the "Credit Agreement"; defined terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement) by and among Highwoods Properties, Highwoods Realty, Highwoods Services (Highwoods Properties, Highwoods Realty and Highwoods Services are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), certain Subsidiaries of the Borrowers, the Lenders party thereto, NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), First Union National Bank, as Syndication Agent for the Lenders, Wells Fargo Bank, National Association, as Documentation Agent for the Lenders and the institutions identified therein as Managing Agents;

         WHEREAS, Highwoods Finance was formed September 28, 1998 as a wholly owned subsidiary of Highwoods Properties;

         WHEREAS, Highwoods Finance executed that certain Joinder Agreement dated as of October 19, 1998, pursuant to which Highwoods Finance became a Credit Party under the Credit Agreement and a Guarantor for all purposes of the Credit Agreement;

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend the provisions of the Credit Agreement in order to add Highwoods Finance as a Borrower thereunder and to amend the definition of "Asset Disposition", all as more particularly set forth below;

         WHEREAS, two Subsidiaries executed Joinder Agreements on December 3, 1998, after the 30-day period required by Section 7.12 of the Credit Agreement, and the Borrowers have requested that the Lenders, and the Lenders have agreed to, acknowledge that the execution of such Joinder Agreements cured these Events of Default to the Lenders' satisfaction, all as more particularly set forth below;

         WHEREAS, one subsidiary of a Guarantor executed a Joinder Agreement but was not required to do so as it was not a Subsidiary under the Credit Agreement and the Borrowers have requested that the Lenders, and the Lenders have agreed to, release such subsidiary from the Credit Agreement, all as more particularly set forth below;

         WHEREAS, the parties wish to enter into this First Amendment to reflect such amendment, waiver and release;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) Heading to Credit Agreement. The Credit Agreement is hereby amended by deleting the introductory heading in its entirety and substituting in lieu thereof the following:


                           THIS  CREDIT  AGREEMENT  dated as of July 3, 1998 (as
                  amended, modified, restated or supplemented from time to time, the "Credit Agreement"), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Highwoods Realty"), HIGHWOODS PROPERTIES, INC., a Maryland corporation ("Highwoods Properties"), HIGHWOODS FINANCE, LLC, a Delaware limited liability company ("Highwoods Finance") and HIGHWOODS SERVICES, INC., a North Carolina corporation ("Highwoods Services") (Highwoods Realty, Highwoods Properties, Highwoods Finance and Highwoods Services are
                  hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), certain Subsidiaries of the Borrowers (such Subsidiaries are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors"), the Lenders (as defined herein), NATIONSBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent for the Lenders (in such capacity, the "Syndication Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent for the Lenders (in such capacity, the "Documentation Agent") and the institutions identified herein as Managing Agents.

                  (b) Definition of Asset Disposition. The Credit Agreement is hereby amended by deleting the definition of "Asset Disposition" in its entirety and substituting in lieu thereof the following:

                  "Asset Disposition" means the disposition of any assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease (but excluding the lease of assets in the ordinary course of business), transfer or otherwise to a Person other than a Credit Party.

                  (c) Definition of Change of Control. The Credit Agreement is hereby amended by deleting clause (iii) of the definition of "Change of Control" in its entirety and substituting in lieu thereof the following:

                  (iii) Highwoods Properties shall fail to be the sole general partner of Highwoods Realty or own a majority of the Capital Stock of Highwoods Services or Highwoods Finance.

                  (d) Section 2.4(b).  The Credit Agreement is hereby amended by
         deleting   subsection  (i)  of  Section  2.4(b)  in  its  entirety  and substituting in lieu thereof the following:

                  (i) Notices; Disbursement. Whenever one of more of the Borrowers desires a Swingline Loan advance hereunder it shall give written notice (or telephonice notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day), (C) the principal amount of the Swingline Loan advance requested, (D) the purpose for which the requested Swingline Loan will be used by the applicable Borrower and (E) that the representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made on the date hereof except to the extent they expressly relate to an earlier date. Each Swingline Loan shall be made as a Base Rate Loan and shall have such maturity date (which maturity date shall not be a date more than three (3) Business Days from the date of advance thereof) as the Swingline Lender and the applicable Borrower shall agree upon receipt by the Swingline Lender of any such notice from the applicable Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the applicable Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

         SECTION 2. Events of Default Cured to Satisfaction of Lenders. First Geary Corp., a California corporation, and Highwoods/Interlachen Holdings, L.P., a Delaware limited partnership, both Subsidiaries, executed Joinder Agreements after 30 days of becoming a Subsidiary in violation of Section 7.12 of the Credit Agreement. The Lenders do hereby agree that the execution of such Joinder Agreements cured such Events of Default to their satisfaction.

         SECTION 3. Release of Guarantor. Center Court Partners, a Florida general partnership ("Center Court"), erroneously executed that certain Joinder Agreement dated as of August 10, 1998, pursuant to which Center Court became a Credit Party under the Credit Agreement and a Guarantor for all purposes of the Credit Agreement. Center Court is only 50% owned by Plaza Land Company, a Florida corporation and a Guarantor, and is thus not a Subsidiary required to be a Guarantor under the Credit Agreement. The Lenders do hereby release Center Court from its obligations under the Joinder Agreement the other Credit Documents.

         SECTION 4. Conditions Precedent to Effectiveness. This First Amendment shall be effective on the date that the Administrative Agent has received each of the following, each to be in form and substance satisfactory to the Administrative Agent:

         (a) this First Amendment duly executed by all of the parties hereto;

         (b) a certificate from the Secretary of Highwoods Properties, as the sole member of Highwoods Finance, regarding: (i) the articles of organization of Highwoods Finance as certified as of a recent date by the Secretary of State of the State of Delaware, (ii) certificates of good standing or existence or its equivalent with respect to Highwoods Finance certified as of a recent date by the appropriate Governmental Authorities of Delaware and each other jurisdiction in which failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect, (iii) all corporate action taken by Highwoods Properties to authorize the execution, delivery and performance by Highwoods Finance of the documents to which it is a party, and (iv) the incumbency and specimen signatures of each of the officers of Highwoods Properties authorized to execute and deliver this Amendment and other documents on behalf of Highwoods Finance;

         (c) replacement Notes, which will replace the existing Notes, duly executed and delivered by each of the Borrowers; and

         (d) an opinion (which shall cover among other things, authority, legality, validity, binding effect and enforceability) reasonably satisfactory to the Administrative Agent addressed to the Administrative Agent and the Lenders, dated as of the date hereof, from legal counsel to the Borrowers;

         SECTION 5. No Other Amendment or Waiver. Except for the amendments expressly set forth above, the Credit Agreement shall remain unchanged and in full force and effect.

         SECTION 6. References to and Effect on the Credit Agreement. Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement, including the Exhibits attached thereto, as amended by this First Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, including the Exhibits attached thereto, as amended by this First Amendment. In addition, each reference in the Credit Agreement or in any other document, instrument or agreement executed or delivered in connection with the Credit Agreement to "Borrower" or "Borrowers" shall be deemed to include a reference to Highwoods Finance.

         SECTION 7. Ratification of Agreement. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and all other Credit Documents shall remain in full force and effect. The parties hereto do expressly ratify and confirm the Credit Agreement as amended herein.

         SECTION 8. No Waiver, Etc. Except as set forth in Section 2 hereof, the parties hereto hereby agree that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement.

         SECTION 9. Binding Nature. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

         SECTION 10. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

         SECTION 11. Entire Understanding. This First Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION 12. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                       [Signatures Set Forth on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment through their authorized officers as of the date first above written.

BORROWERS:
                                    HIGHWOODS PROPERTIES, INC.,
                                    a Maryland corporation

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    HIGHWOODS FINANCE, LLC,
                                    a Delaware limited liability company

                                    By:  Highwoods Properties, Inc.,
                                            its sole member

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    HIGHWOODS REALTY LIMITED PARTNERSHIP,
                                    a North Carolina limited partnership

                                    By:  Highwoods Properties, Inc.,
                                            its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    HIGHWOODS SERVICES, INC.,
                                    a North Carolina corporation

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

GUARANTORS:

                            HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                            a Delaware limited partnership

                                  By:    Highwoods/Florida GP Corp.,
                                         its sole general partner

                                  By:____________________________________
                                         Name:____________________________
                                         Title:___________________________


                           HIGHWOODS/TENNESSEE HOLDINGS, L.P.,
                           a Tennessee limited partnership

                                    By:    Highwoods/Tennessee Properties, Inc.,
                                           its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           SHOCKOE PLAZA INVESTORS, L.C.,
                           a Virginia limited liability company

                                    By:    Highwoods Realty Limited Partnership,
                                           its sole manager

                                           By:    Highwoods Properties, Inc.,
                                                  its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           RC ONE LLC,
                           a Maryland limited liability company

                           By:      Highwoods Properties, Inc.,
                                    its sole manager

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           PINELLAS BAY VISTA PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           PINELLAS NORTHSIDE PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           PINELLAS PINEBROOK PARTNERS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           INTERSTATE BUSINESS PARK, LTD.,
                           a Florida limited partnership

                           By:   Highwoods/Florida Holdings, L.P.,
                                 its sole general partner

                                 By: Highwoods/Florida GP Corp.,
                                     its sole general partner

                                 By:____________________________________
                                       Name:____________________________
                                       Title:___________________________



                           DOWNTOWN CLEARWATER TOWER, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           BDBP, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           CROSS BAYOU, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           SISBROS, LTD.,
                           a Florida limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:  Highwoods/Florida GP Corp.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           SEVEN CRONDALL ASSOCIATES LLC,
                           a Maryland limited liability company

                           By: Highwoods Realty Limited Partnership, its sole manager

                                    By:  Highwoods Properties, Inc.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           EIGHT CRONDALL ASSOCIATES LLC,
                           a Maryland limited liability company

                           By: Highwoods Realty Limited Partnership, its sole manager

                                    By:  Highwoods Properties, Inc.,
                                         its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           NINE CRONDALL ASSOCIATES LLC,
                           a Maryland limited liability company

                           By: Highwoods Realty Limited Partnership, its sole manager

                                    By: Highwoods Properties, Inc.,
                                        its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           9690 DEERECO ROAD LLC,
                           a Maryland limited liability company

                           By: Highwoods Realty Limited Partnership, its sole manager

                                    By: Highwoods Properties, Inc.,
                                        its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           HPI TITLE AGENCY, LLC,
                           a North Carolina limited liability company

                           By:      Highwoods Services, Inc.,
                                    its sole manager

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           HIGHWOODS WELLNESS CENTER, LLC,
                           A North Carolina limited liability company

                           By:      Highwoods Services, Inc.,
                                    its sole manager

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           MARLEY CONTINENTAL HOMES OF KANSAS,
                           a Kansas general partnership

                           By:      Highwoods Properties, Inc.,
                                    its managing general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                           HIGHWOODS/INTERLACHEN HOLDINGS, L.P.,
                           a Delaware limited partnership

                           By:      Highwoods/Florida Holdings, L.P.,
                                    its sole general partner

                                    By:   Highwoods/Florida GP Corp.,
                                          its sole general partner

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                           HIGHWOODS/FLORIDA GP CORP.,
                           a Delaware corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           HIGHWOODS/TENNESSEE PROPERTIES, INC.,
                           a Tennessee corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           PIKESVILLE SPORTSMAN'S CLUB, INC.,
                           a Maryland corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           SOUTHEAST REALTY OPTIONS CORP.,
                           a Delaware corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           5565 STERRETT PLACE, INC.,
                           a Maryland corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           ATRIUM ACQUISITION CORP.,
                           a Maryland corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________

                           ALAMEDA TOWERS DEVELOPMENT COMPANY,
                           a Missouri corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           THE BAY PLAZA COMPANIES, INC.,
                           a Florida company

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           BOARD OF TRADE REDEVELOPMENT CORPORATION, a Missouri corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           CHALLENGER, INC.,
                           a Kansas corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           GUARDIAN MANAGEMENT, INC.,
                           a Kansas corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           NICHOLS PLAZA WEST, INC.,
                           a Missouri corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________

                           OZARK MOUNTAIN VILLAGE, INC.,
                           a Missouri corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           PLAZA LAND COMPANY,
                           a Florida company

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           SOMEDAY, INC.,
                           a Kansas corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           KC CONDOR, INC.,
                           a Missouri corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           J.C. NICHOLS REALTY COMPANY,
                           a Missouri company

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________


                           1st GEARY CORP.,
                           a California corporation

                           By:  _________________________________
                                  Name: ____________________________
                                  Title: _____________________________

LENDERS:
                                    NATIONSBANK, N.A.,
                                    Individually in its capacity as a Lender
                                    And in its capacity as Administrative Agent

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    FIRST UNION NATIONAL BANK

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    BANK OF AMERICA NATIONAL TRUST
                                    & SAVINGS ASSOCIATION

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    COMMERZBANK AG

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    WACHOVIA BANK, N.A.

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                                    CENTURA BANK

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    FLEET NATIONAL BANK

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    AMSOUTH BANK

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    DRESDNER BANK AG, NEW YORK BRANCH

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                    CAYMAN ISLAND BRANCH

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________

                                    MELLON BANK, N.A.

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    FIRSTRUST SAVINGS BANK

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    CREDIT LYONNAIS, NEW YORK BRANCH

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    BAYERISCHE HYPO-UND VEREINSBANK, AG

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________


                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG

                                    By:____________________________________
                                          Name:____________________________
                                          Title:___________________________